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                                 Exhibit 15(b)

Revised Schedule A to Amended and Restated Distribution and Shareholder Services
                                      Plan


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                                                         Dated: February 5, 1999

                                Schedule A to the
                   Distribution and Shareholder Services Plan
                              dated October 1, 1992
                    As Amended and Restated February 7, 1997


Name of Funds                                  Compensation*
-------------                                  -------------
BB&T U.S. Treasury Money Market Fund    Annual rate of fifty one-hundredths of
-- A Shares                             one percent (.50%) of the average daily
                                        net assets of the BB&T U.S. Treasury
                                        Money Market Fund.

BB&T Short-Intermediate U.S.            Annual rate of fifty one-hundredths of
Government Income Fund -- A Shares      one percent (.50%) of the average daily
                                        net assets of the BB&T
                                        Short-Intermediate U.S. Government
                                        Income Fund.

BB&T Intermediate U.S. Government       Annual rate of fifty one-hundredths of
Bond Fund -- A Shares                   one percent (.50%) of the average daily
                                        net assets of the BB&T Intermediate U.S.
                                        Government Bond Fund.

BB&T Growth and Income Stock Fund       Annual rate of fifty one-hundredths of
-- A Shares                             one percent (.50%) of the average daily
                                        net assets of the BB&T Growth and Income
                                        Stock Fund.

BB&T North Carolina Intermediate        Annual rate of fifty one-hundredths of
Tax-Free Fund -- A Shares               one percent (.50%) of the average daily
                                        net assets of the BB&T North Carolina
                                        Intermediate Tax-Free Fund.

BB&T Balanced Fund -- A Shares          Annual rate of fifty one-hundredths of
                                        one percent (.50%) of the average daily
                                        net assets of the BB&T Balanced Fund.

BB&T Small Company Growth Fund -- A     Annual rate of fifty one-hundredths of
Shares                                  one percent (.50%) of the average daily
                                        net assets of the BB&T Small Company
                                        Growth Fund.

BB&T International Equity Fund -- A     Annual rate of fifty one-hundredths of
Shares                                  one percent (.50%) of the average daily
                                        net assets of the BB&T International
                                        Equity Fund.




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
BB&T Capital Manager Conservative       Annual rate of fifty one-hundredths of
Growth Fund -- A Shares                 one percent (.50%) of the average daily
                                        net assets of the BB&T Capital Manager
                                        Conservative Growth Fund.

BB&T Capital Manager Moderate Growth    Annual rate of fifty one-hundredths of
Fund -- A Shares                        one percent (.50%) of the average daily
                                        net assets of the BB&T Capital Manager
                                        Moderate Growth Fund.

BB&T Capital Manager Growth Fund --     Annual rate of fifty one-hundredths of
A Shares                                one percent (.50%) of the average daily
                                        net assets of the BB&T Capital Manager
                                        Growth Fund.

BB&T Prime Money Market Fund -- A       Annual rate of fifty one-hundredths of
Shares                                  one percent (.50%) of the average daily
                                        net assets of the BB&T Prime Money
                                        Market Fund.

BB&T Large Company Growth Fund -- A     Annual rate of fifty one-hundredths of
Shares                                  one percent (.50%) of the average daily
                                        net assets of the BB&T Large Company
                                        Growth Fund

BB&T South Carolina Intermediate        Annual rate of fifty one-hundredths of
Tax-Free Fund -- A Shares               one percent (.50%) of the average daily
                                        net assets of the BB&T South Carolina
                                        Intermediate Tax-Free Fund

BB&T Virginia Intermediate Tax-Free     Annual rate of fifty one-hundredths of
Fund -- A Shares                        one percent (.50%) of the average daily
                                        net assets of the BB&T Virginia
                                        Intermediate Tax-Free Fund

BB&T Equity Index Fund -- A Shares      Annual rate of fifty one-hundredths of
                                        one percent (.50%) of the average daily
                                        net assets of the BB&T Equity Index Fund

BB&T Intermediate Corporate Bond        Annual rate of fifty one-hundredths of
Fund -- A Shares                        one percent (.50%) of the average daily
                                        net assets of the BB&T Intermediate
                                        Corporate Bond Fund

BB&T Tax-Free Money Market Fund --      Annual rate of fifty one-hundredths of
A Shares                                one percent (.50%) of the average daily
                                        net assets of the BB&T Tax-Free Money
                                        Market Fund

BB&T U.S. Treasury Money Market Fund    Annual rate of one percent (1.00%) of
-- B Shares                             the average daily net assets of the BB&T
                                        U.S. Treasury Money Market Fund.

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
BB&T Short-Intermediate U.S.            Annual rate of one percent (1.00%) of
Government Fund -- B Shares             the average daily net assets of the BB&T
                                        Short-Intermediate U.S. Government Fund.

BB&T Intermediate U.S. Government       Annual rate of one percent (1.00%) of
Bond Fund -- B Shares                   the average daily net assets of the BB&T
                                        Intermediate U.S. Government Bond Fund.

BB&T Growth and Income Stock Fund --    Annual rate of one percent (1.00%) of
B Shares                                the average daily net assets of the BB&T
                                        Growth and Income Stock Fund.

BB&T North Carolina Intermediate        Annual rate of one percent (1.00%) of
Tax-Free Fund -- B Shares               the average daily net assets of the BB&T
                                        North Carolina Tax-Free Fund.

BB&T Balanced Fund -- B Shares          Annual rate of one percent (1.00%) of
                                        the average daily net assets of the BB&T
                                        Balanced Fund.

BB&T Small Company Growth Fund -- B     Annual rate of one percent (1.00%) of
Shares                                  the average daily net assets of the BB&T
                                        Small Company Growth Fund.

BB&T International Equity Fund -- B     Annual rate of one percent (1.00%) of
Shares                                  the average daily net assets of the BB&T
                                        International Equity Fund.

BB&T Capital Manager Conservative       Annual rate of one percent (1.00%) of
Growth Fund -- B Shares                 the average daily net assets of the BB&T
                                        Capital Manager Conservative Growth
                                        Fund.

BB&T Capital Manager Moderate Growth    Annual rate of one percent (1.00%) of
Fund -- B Shares                        the average daily net assets of the BB&T
                                        Capital Manager Moderate Growth Fund.

BB&T Capital Manager Growth Fund --     Annual rate of one percent (1.00%) of
B Shares                                the average daily net assets of the BB&T
                                        Capital Manager Growth Fund.

BB&T Prime Money Market Fund -- B       Annual rate of one percent (1.00%) of
Shares                                  the average daily net assets of the BB&T
                                        Prime Money Market Fund.

BB&T Large Company Growth Fund -- B     Annual rate of one percent (1.00%) of
Shares                                  the average daily net assets of the BB&T
                                        Large Company Growth Fund

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
BB&T South Carolina Intermediate        Annual rate of one percent (1.00%) of
Tax-Free Fund -- B Shares               the average daily net assets of the BB&T
                                        South Carolina Intermediate Tax-Free
                                        Fund

BB&T Virginia Intermediate Tax-Free     Annual rate of one percent (1.00%) of
Fund -- B Shares                        the average daily net assets of the BB&T
                                        Virginia Intermediate Tax-Free Fund

BB&T Equity Index Fund -- B Shares      Annual rate of one percent (1.00%) of
                                        the average daily net assets of the BB&T
                                        Equity Index Fund

BB&T Intermediate Corporate Bond        Annual rate of one percent (1.00%) of
Fund -- B Shares                        the average daily net assets of the BB&T
                                        Intermediate Corporate Bond Fund

BB&T Tax-Free Money Market Fund -- B    Annual rate of one percent (1.00%) of
Shares                                  the average daily net assets of the BB&T
                                        Tax-Free Money Market Fund

                                   BB&T MUTUAL FUNDS GROUP
[SEAL]
                                   By:   /s/
                                       -----------------------------------------

                                   Title:
                                          --------------------------------------

                                   BISYS FUND SERVICES

                                   By:   /s/
                                       -----------------------------------------

                                   Title:
                                          --------------------------------------

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     * All fees are computed and paid monthly.




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